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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                            ______________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 5, 1998


                           BREED Technologies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                    1-11474                      22-2767118
------------------------            -------                      ----------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

                       5300 Old Tampa Highway
                         Lakeland, Florida             33811
                  -------------------------------      -----
                  (Address of principal executive    (Zip Code)
                              offices)


      Registrant's telephone number, including area code: (941) 668-6000


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

  On November 5, 1998, BREED Technologies, Inc. (NYSE:BDT), a worldwide leader in automotive occupant safety systems, announced that the company expects to report a net loss between 75 and 80 cents per share in the first quarter ended September 30, 1998. First quarter results were impacted by several factors, including, among other things, the annual shutdown of the European automotive business, a shift in product mix, and, most significantly, the strike at General Motors, one of BREED's largest global customers, which affected BREED across all major product lines. In addition, anticipated cost savings from BREED's repositioning program for the quarter were not realized, due primarily to a temporary reallocation of resources to support 44 product launches for 12 OEMs in North America, Europe and Asia.

  "The strong recovery we anticipated for September, following the European shutdown, did not materialize. European sales, which comprised 38 percent of our annual revenues in 1998, are a significant portion of our business," stated Vice Chairman, President and Chief Operating Officer Charles J. Speranzella, Jr. "Nonetheless, the company remains solid. Our cash position at the end of the quarter was strong and we can meet our current financial responsibilities. Customer confidence was demonstrated during FY '98, as indicated by BREED's award rate of over 40 percent on quoted business. Additionally, seat belt technology developed by BREED contributed to a major US platform earning a double five-star safety rating in September - the highest rating given to cars for crash worthiness by the National Highway Transportation Safety Administration."

  BREED will release its full first quarter results on or before November 16, 1998.

CAUTION ON FORWARD-LOOKING STATEMENTS

  The press release included certain statements regarding the estimated net losses for the first quarter ended September 1998, which statements constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. With respect to the estimated net losses, management has made certain assumptions in calculating the expected operating losses, which may change. The statements contained in the press release regarding the Company's performance in future periods are also subject to risks relating to, among other things, difficulties in integrating acquired businesses, deterioration of relationships with material customers, possible significant product liability claims, decreases in demand for the Company's products, and adverse changes in general market and industry conditions. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations.

  A complete copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)    Exhibits

         99.1 Text of Press Release of BREED Technologies, Inc. dated November 5, 1998.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 5, 1998

                                        BREED TECHNOLOGIES, INC.


                                        By: /s/ Frank J. Gnisci
                                            ------------------------------------
                                            Frank J. Gnisci
                                            Executive Vice President and
                                            Chief Financial Officer

                                     - 3 -
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                               INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION                                              PAGE
------------------------------                                              ----

99.1    Text of Press Release for BREED Technologies, Inc. dated
        November 5, 1998.................................................     5

                                     - 4 -
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                                                                    EXHIBIT 99.1


CONTACTS:
MEDIA RELATIONS                                               INVESTOR RELATIONS
Gina McLean                                                      Timothy G. Weir
(941) 668-6684                                                    (941) 668-6464

                     BREED ANTICIPATES FIRST QUARTER LOSS

     LAKELAND, Fla. November 5, 1998 - BREED Technologies, Inc. (NYSE: BDT), a worldwide leader in automotive occupant safety systems, today announced that the company expects to report a net loss between 75 and 80 cents per share in the first quarter ended September 30, 1998. First quarter results were impacted by several factors, including, among other things, the annual shutdown of the European automotive business, a shift in product mix, and, most significantly, the strike at General Motors, one of BREED's largest global customers, which affected BREED across all major product lines. In addition, anticipated cost savings from BREED's repositioning program for the quarter were not realized, due primarily to a temporary reallocation of resources to support 44 product launches for 12 OEMs in North America, Europe and Asia.

     "The strong recovery we anticipated for September, following the European shutdown, did not materialize. European sales, which comprised 38 percent of our annual revenues in 1998, are a significant portion of our business," stated Vice Chairman, President and Chief Operating Officer Charles J. Speranzella, Jr. "Nonetheless, the company remains solid. Our cash position at the end of the quarter was strong and we can meet our current financial responsibilities. Customer confidence was demonstrated during FY '98, as indicated by BREED's award rate of over 40 percent on quoted business. Additionally, seat belt technology developed by BREED contributed to a major US platform earning a double five-star safety rating in September - the highest rating given to cars for crash worthiness by the National Highway Transportation Safety Administration."

     BREED will release its full first quarter results on or before November 16, 1998.

CAUTION ON FORWARD-LOOKING STATEMENTS

     Statements herein regarding the estimated net losses for the first quarter ended September 1998, constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. With respect to the estimated net losses, management has made certain assumptions in calculating the expected operating losses, which may change. Statements herein regarding the Company's performance in future periods are also subject to risks relating to, among other things, difficulties in integrating acquired businesses, deterioration of relationships with material customers, possible significant product liability claims, decreases in demand for the Company's products, and adverse changes in general market and industry conditions. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations.

                                     - 5 -